     The Universal Institutional Funds, Inc. Small Company Growth Portfolio
                          Item 77(O) 10F-3 Transactions
                        July 1, 2005 - December 31, 2005

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
 Adams  7/20/  7,950,  $17.00 $135,15    173     0.00%  0.01%   Merril  Merril
Respir    05    000            0,000                              l        l
 atory                                                          Lynch    Lynch
Therap                                                          & Co.,
eutics                                                          Morgan
                                                                Stanle
                                                                  y,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s

                                                                Merril
                                                                  l
 Adams  12/8/  5,660,  $43.75 $247,66   2,200    1.21%  0.19%   Lynch   Merril
Respir    05    890            3,937                            & Co.,     l
 atory                                                          Morgan   Lynch
Therap                                                          Stanle
eutics                                                            y,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s